EMPLOYEE BENEFIT PLANS	12 Months Ended
Mar. 31, 2014
Postemployment Benefits [Abstract]
EMPLOYEE BENEFIT PLANS
13.	EMPLOYEE BENEFIT PLANS

Employee Stock Ownership Plan (ESOP)

We established the Advanced Drainage Systems, Inc. ESOP (the “ESOP”) on April 1, 1993. The Plan was funded through a contribution from our profit-sharing plan, as well as a 30-year term loan from ADS. The Plan operates as a qualified leveraged ESOP and was designed to enable eligible employees to acquire stock ownership interest in ADS. Employees of ADS who have reached the age of 18 are generally eligible to participate in the Plan after six months of service. Upon retirement, disability, death, or vested terminations, a participant or designated beneficiary may elect to receive the amount in their account in the form of cash or ADS stock with any fractional shares paid in cash. Upon attainment of age 50 and seven years of participation in the Plan, a participant may elect to diversify, via redemptions, 25% of the number of shares of ADS stock credited to the participant’s ESOP stock account.

We are obligated to make contributions to the Plan, which, when aggregated with the Plan’s dividends and interest earnings, equal the amount necessary to enable the Plan to make its regularly scheduled payments of principal and interest due on its term loan to ADS. As the Plan makes annual payments of principal and interest, an appropriate percentage of preferred stock is allocated to eligible employees’ accounts in accordance with applicable regulations under the Internal Revenue Code.

Required dividends on allocated shares are paid in cash to the participants and required dividends on unallocated shares are paid in cash to the Plan and used to service the Plan’s debt.

On January 6, 2014, the Board of Directors declared a Special Dividend of $1.59 per share, for a total amount of approximately $108,101, on all outstanding shares of our common stock and Redeemable Convertible Preferred Stock. We paid the Special Dividend on January 15, 2014 to all stockholders of record on January 2, 2014. The January 15, 2014 Special Dividend on the ESOP’s allocated shares was paid in cash (i.e., passed through) to participants, and the Special Dividend on the ESOP’s unallocated shares was retained by the ESOP and allocated among the participants’ ESOP cash accounts. The allocation of cash among the participants’ ESOP cash accounts related to dividends paid on unallocated shares resulted in additional compensation expense for the fiscal year ended March 31, 2014 of $22,624, of which $13,896 was included in Cost of sales, $4,550 was included in Selling expenses, and $4,178 was included in General and administrative expenses in the Consolidated Statements of Income.

In fiscal years ended March 31, 2013 and 2014, the ESOP committee directed the Plan trustee to keep $1,251 and $23,614, respectively, in dividends on unallocated shares rather than to service the Plan’s debt. These dividends were allocated to participants based on total shares in their account in relation to total shares allocated at March 31, 2013 and 2014.

In fiscal years ended March 31, 2013 and 2014, the Board of Directors approved the allocation of 720 and 734 shares of Redeemable Convertible Preferred Stock, respectively, to the ESOP participants, including, in addition to the cash dividends, 9 and 9 preferred shares allocated as dividends, respectively. See Note 16 for further details on the shares of Redeemable Convertible Preferred Stock held by our ESOP.

Profit-Sharing Plan

We have an employee profit-sharing plan covering substantially all eligible employees. We did not declare a contribution in fiscal years ended March 31, 2012, 2013 and 2014 to the profit-sharing plan.